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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 18, 2005


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Colorado                   1-12551                  84-1250533
   -------------------------      --------------          --------------------
    (State of Incorporation)       (Commission               (IRS Employer
                                   File Number)            Identification No.)


8310 S. Valley Highway #400 Englewood, CO                        80112
-----------------------------------------                     ------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (303) 790-8023

                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Following the retirement of Jerome W. Pickholz from the board of directors of Cenveo, Inc. (the "Company") (see Item 5.02), the Company retained Mr. Pickholz to serve as Senior Advisor, Transition until June 30, 2006. Mr. Pickholz will report to the Company's Chief Executive Officer and be paid $30,000 for his service in such capacity.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On October 18, 2005, Jerome W. Pickholz retired from the Company's board of directors. In order to increase the percentage of the Company's directors that are "independent," Michael "Max" W. Harris resigned from the Company's board of directors on October 21, 2005. Mr. Harris will remain at Cenveo as its Vice Chairman, President Commercial Print.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2005

                                       CENVEO, INC.


                                       By: /s/ Sean S. Sullivan
                                           -------------------------------
                                                Sean S. Sullivan
                                                Chief Financial Officer





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